UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2006

INTERNATIONAL COAL GROUP, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32679	20-2641185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia	25560
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (304) 760-2400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 5, 2006, International Coal Group, Inc. (the “Company”) announced that it had appointed Bradley W. Harris, age 46, as its Vice President and Chief Financial Officer. Mr. Harris’ appointment became effective September 1, 2006. Prior to joining the Company, Mr. Harris was Senior Vice President and Chief Financial Officer of GMH Communities Trust, a self-advised, self-managed, specialty housing company (“GMH”), where he was responsible for financial reporting, accounting, information technology and human resources from from August 2004 through March 2006. From April 2004 through July 2004, Mr. Harris served as a consultant for GMH Associates, Inc. and GMH on accounting matters. In July 2004, Mr. Harris was appointed Senior Vice President and Chief Accounting Officer of GMH, and was appointed Chief Financial Officer in August 2004. From September 1999 through March 2004, Mr. Harris served as Vice President and Chief Accounting Officer of Brandywine Realty Trust, an office property REIT. Prior to that time, Mr. Harris served as the Controller of Envirosource, Inc., a service provider to the steel industry, from 1996 through 1999, and as an Audit Senior Manager for Ernst & Young LLP, specializing in real estate, from 1981 through 1996. Mr. Harris received a Bachelor of Science in Accounting in 1981 and an M.B.A. in 1986, both from Lehigh University. Mr. Harris became a certified public accountant in 1983. Mr. Harris will receive an annual salary of $265,000 and will be eligible to receive an annual bonus based upon the achievement of certain results measured by the Company meeting certain financial targets. Mr. Harris will also be eligible to participate in the Company’s 401(k), insurance and other standard benefit programs. In addition, Mr. Harris will receive a hiring equity award under the Company’s 2005 Equity and Performance Incentive Plan consisting of (i) 40,000 shares of restricted common stock, the restrictions on which lapse in four equal installments annually on each June 30, 2007, 2008, 2009 and 2010 and (ii) options to purchase 40,000 shares of common stock at an exercise price of $6.24, which will vest in four equal installments annually on each June 30, 2007, 2008, 2009 and 2010. There are no related party transactions between the Company and Mr. Harris and there is no family relationship between Mr. Harris and any director or executive officer of the Company.

Item 7.01	Regulation FD Disclosure.

On September 5, 2006, the Company issued a press release announcing the appointment of Bradley W. Harris as its Vice President and Chief Financial Officer. A copy of the Company’s press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bennett K. Hatfield
Name:	Bennett K. Hatfield
Title:	Chief Executive Officer and President

Date: September 6, 2006

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Exhibit Index

Exhibit Number	Document
99.1	Press release dated September 5, 2006.

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